LightPath Technologies, Inc. 8-K

Exhibit 99.2

LIGHTPATH TECHNOLOGIES, INC.

COMPENSATION COMMITTEE CHARTER

PURPOSE

The purpose of the Compensation Committee (the “Committee”) of the Board of Directors (the “Board”) of LightPath Technologies, Inc. (the “Company”) is to discharge the responsibilities of the Board relating to compensation of the Company’s executives and directors, to produce an annual report on executive compensation for inclusion in the Company’s proxy statement, if and as required by the rules of the Securities and Exchange Commission, and to oversee and advise the Board on the adoption of policies that govern the Company’s compensation programs, including stock and benefit plans.

MEMBERSHIP

The Committee shall consist of at least three directors, each of whom shall be: (a) an “independent director” in accordance with NASDAQ Rule 5605(a)(2); (b) a “non-employee director” within the meaning of Rule 16b-3 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”); and (c) an “outside director” within the meaning of Section 162(m) of the Internal Revenue Code of 1986, as amended. The Committee members shall be appointed by the Board based on recommendations from the Nominating and Corporate Governance Committee. The Committee members shall be appointed for one-year terms and shall serve for such term or terms as the Board may determine or until earlier removal, resignation, or death. The Board may remove any Committee member at any time with or without cause.

STRUCTURE AND OPERATIONS

The Nominating and Corporate Governance Committee will recommend the members and Chairperson of the Committee, which shall them be approved by the Board. The Committee shall meet at least two times a year at such times and places as it deems necessary to fulfill its responsibilities. Additional meetings may occur as a majority of the Committee members or its Chairperson deems advisable. The Committee shall cause adequate minutes of all its proceedings to be kept, and shall report regularly to the Board regarding its actions and make recommendations to the Board as appropriate. The Committee is governed by the same rules regarding meetings (including meetings in person or by telephone or other similar communications equipment), action without meetings, notice, waiver of notice, and quorum and voting requirements as are applicable to the Board.

The Committee may invite such members of management to its meetings as it deems appropriate. However, the Committee shall meet regularly without such members present, and in all cases the Chief Executive Officer and any other such officers shall not be present at meetings at which their compensation or performance is discussed or determined.

AUTHORITY

The Committee shall have the resources and authority necessary to discharge its duties and responsibilities. The Committee shall have the authority to form and delegate any of its responsibilities, along with the authority to take action in relation to such responsibilities, to one or more subcommittees or to one or more designated members of the Committee, as the Committee may deem appropriate in its sole discretion.

DUTIES AND RESPONSIBILITIES

The Committee shall have the following authority and responsibilities:

1.	To review the competitiveness of the Company’s executive compensation programs to ensure: (a) the attraction and retention of corporate officers; (b) the motivation of corporate officers to achieve the Company’s business objectives; and (c) the alignment of the interests of key leadership with the long-term interests of the Company’s stockholders;

2.	To review trends in management compensation, oversee the development of new compensation plans, and, when necessary, approve the revision of existing plans;

3.	To review and approve annually the corporate goals and objectives applicable to the compensation of the chief executive officer (“CEO”), evaluate at least annually the CEO’s performance in light of these corporate goals and objectives, and determine and approve the CEO’s compensation based on this evaluation. In evaluating and determining CEO compensation, the Committee shall consider the results of the most recent stockholder advisory vote on executive compensation (“Say on Pay Vote”) required by Section 14A of the Exchange Act. The CEO cannot be present during deliberations or voting by the Committee on his or her compensation;

4.	To oversee an evaluation of the performance of the Company’s other executive officers and approve the annual compensation, including salary, bonus, incentive, and equity compensation, for such executive officers;

5.	To review and make recommendations to the Board regarding the compensation of all other executive officers. In evaluating and making recommendations regarding executive compensation, the Committee shall consider the results of the most recent Say on Pay Vote;

6.	To review director compensation and benefits for service on the Board and its committees at least once a year and to recommend any changes to the Board as necessary;

7.	To review and make recommendations to the Board regarding any employment agreements and any severance arrangements or plans, including any benefits to be provided in connection with a change in control, for the CEO and other executive officers, which includes the ability to adopt, amend, and terminate such agreements, arrangements, or plans;

8.	To evaluate whether stock ownership guidelines for the CEO and other executive officers is advisable and in the best interests of the Company and its stockholders, and, if so, determine stock ownership guidelines for the CEO and other executive officers and monitor compliance with any such guidelines;

9.	To review, and make recommendations to the Board regarding, all employee benefit plans for the Company, which includes the ability to adopt, amend, and terminate such plans;

10.	To review, and make recommendations to the Board for approval, compensation packages for new corporate officers and termination packages for corporate officers as requested by management;

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11.	To review, and make recommendations to the Board, regarding incentive compensation plans and equity-based plans, and where appropriate or required, recommend for approval by the stockholders of the Company, which includes the ability to adopt, amend, and terminate such plans. The Committee shall also have the authority to administer the Company’s incentive compensation plans and equity-based plans, including designation of the employees to whom the awards are to be granted, the amount of the award or equity to be granted and the terms and conditions applicable to each award or grant, subject to the provisions of each plan. In reviewing and making recommendations regarding incentive compensation plans and equity-based plans, including whether to adopt, amend, or terminate any such plans, the Committee shall consider the results of the most recent Say on Pay Vote;

12.	To review periodic reports from management on matters relating to the Company’s personnel appointments and practices;

13.	To review and discuss with management the Company’s Compensation Discussion and Analysis (“CD&A”), if and as required by the rules of the Securities and Exchange Commission, and the related executive compensation information, recommend that the CD&A and related executive compensation information be included in the Company’s Annual Report on Form 10-K and proxy statement, and produce an annual report of the Committee on executive compensation for the Company’s annual proxy statement, if and as required by the applicable Securities and Exchange Commission rules and regulations and relevant listing authority. The Committee shall not be required to fulfill these responsibilities if the Company is not required to include the CD&A and Committee report in the Company’s proxy statement or Annual Report on Form 10-K;

14.	To review the Company’s incentive compensation arrangements to determine whether they encourage excessive risk-taking, to review and discuss at least annually the relationship between risk management policies and practices and compensation, and to evaluate compensation policies and practices that could mitigate any such risk;

15.	To review and recommend to the Board for approval the frequency with which the Company will conduct Say on Pay Votes, taking into account the results of the most recent stockholder advisory vote on the frequency of Say on Pay Votes required by Section 14A of the Exchange Act, and review and approve the proposals regarding the Say on Pay Vote and the frequency of the Say on Pay Vote to be included in the Company’s proxy statement;

16.	To oversee, in conjunction with the Board, engagement with stockholders and proxy advisory firms on executive compensation matters;

17.	To review this Charter at least annually and recommend any proposed changes to the Board for approval; and

18.	To evaluate whether any compensation consultant retained or to be retained by the Committee has any conflict of interest in accordance with Item 407(e)(3)(iv) of Regulation S-K.

Adopted by the Board of Directors on April 28, 2016.

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